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STATEMENT OF CHIEF EXECUTIVE OFFICER
REGARDING FORM 10-Q FOR QUARTER ENDING
MARCH 31, 2003, PURSUANT TO 18U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

EXHIBIT 99.1

      I, Nello Gonfiantini III, Chairman of the Board, President and Secretary of Specialty Trust, Inc. (the Company), hereby state, certify and attest in this written statement that:

      (a) The quarterly report of the Company filed on form 10-Q for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (b) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Nello Gonfiantini III                        Dated this 14th of May, 2003
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Name:    Nello Gonfiantini III
Title :  Chairman of the Board, President
         and Secretary
        (Chief Executive Officer)

This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.